                                                                    EXHIBIT 10.9

                                OMNIBUS AGREEMENT


            OMNIBUS AGREEMENT, dated as of July 3, 2001 (this "AGREEMENT"), by and among Sun International Hotels Limited, a company incorporated under the laws of The Bahamas (the "COMPANY"), Sun International Investments Limited, a company incorporated under the laws of the British Virgin Islands ("SIIL"), World Leisure Group Limited, a company incorporated under the laws of the British Virgin Islands ("WLG"), Kersaf Investments Limited, a company incorporated under the laws of the Republic of South Africa ("KERSAF"), Caledonia Investments PLC, a company incorporated under the laws of England ("CALEDONIA"), Rosegrove Limited, a company incorporated under the laws of the British Virgin Islands ("ROSEGROVE"), Royale Resorts Holdings Limited, a company incorporated under the laws of Bermuda ("RRHL"), Mangalitsa Limited, a company incorporated under the laws of The Bahamas ("MANGALITSA"), Cement Merchants SA, a company incorporated under the laws of Panama ("CMS"), Sun International Inc., a company incorporated under the laws of the Republic of Panama ("SINC"), Sun Hotels International, a company incorporated under the laws of England ("SHI"), Royale Resorts International Limited, a company incorporated under the laws of Bermuda ("RRIL"), Sun Hotels Limited, a company incorporated under the laws of Bermuda ("SHL"), World Leisure Investments Limited (formerly Royale Resorts Limited), a company incorporated under the laws of Bermuda ("WLI"), Hog Island Holdings Limited, a company incorporated under the laws of Bermuda ("HIHL"), Solomon Kerzner, as an individual ("SK"), Peter Buckley, an individual ("PB"), Derek Aubrey Hawton, an individual ("DAH"), Sun International Management Limited, a company incorporated under the laws of the British Virgin Islands ("SIMLB"), Sun International Management (UK) Limited, a company incorporated under the laws of England ("SIMLC"), and Sun International Management Limited, a company incorporated under the laws of Switzerland ("SIMLA" and together with WLG, Kersaf, Caledonia, Rosegrove, RRHL, Mangalitsa, CMS, SINC, SHI, RRIL, SHL, WLI, SIMLB, SIMLC, HIHL and SK, the "SIIL INVESTORS").

                                 R E C I T A L S
                                 - - - - - - - -

            WHEREAS, each of the SIIL Investors (other than CMS, HIHL, Mangalitsa, SIMLB and SIMLC) is a party to that certain Subscription and Shareholders' Agreement, dated as of October 11, 1993 (the "SIIL AGREEMENT"), relating to SIIL;

            WHEREAS, each of SIIL and the Company is a party to that certain Combination and Restructuring Agreement, dated as of December 12, 1994 (the "SIHL AGREEMENT");

            WHEREAS, each of Mangalitsa, HIHL and RRHL, among others, are a party to that certain Shareholders' Agreement, dated as of May 3, 1994 (as amended), relating to Rosegrove (the "ROSEGROVE AGREEMENT" and together with the SIIL Agreement and the SIHL Agreement, the "EXISTING AGREEMENTS");

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            WHEREAS, the SIIL Investors shall arrange for the winding-up and dissolution of SIIL, and accordingly the distribution (the "DISTRIBUTION") of the shares, par value $0.001 per share, of the Company to (a) the shareholders of SIIL, WLG (or a wholly-owned subsidiary thereof) and Rosegrove, and (b) then by Rosegrove to its shareholders, RRHL (or a wholly-owned subsidiary thereof) and Mangalitsa;

            WHEREAS, in connection with the execution and delivery of this Agreement, certain of the parties hereto shall enter into the following additional agreements (collectively, the "ADDITIONAL AGREEMENTS"):

            (a) a Supplemental Agreement to the SIIL Agreement and the Rosegrove Agreement, dated as of the date hereof, by and among the parties thereto, (the "SUPPLEMENTAL AGREEMENT"), with respect to the Distribution and certain other matters; and

            (b) a Registration Rights and Governance Agreement by and among the Company, SIIL and certain of the SIIL Investors (the "GOVERNANCE AGREEMENT"), with respect to (i) the transfer and acquisition of shares of the Company, (ii) governance arrangements in respect of the board of directors of the Company and
(iii) providing each of such SIIL Investors and their Affiliates (as defined herein) with certain registration rights.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            Section 1.1 DEFINED TERMS. For the purposes of this Agreement, the following terms shall have the following meanings:

            "AFFILIATE" means, with respect to any Person, any other Person controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this Agreement, "CONTROL," when used with respect to any specified Person, shall mean, as determined with respect to each Person pursuant to the laws of the jurisdiction where such Person is organized, the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" shall have meanings correlative to the foregoing.

            "AUDITOR" shall be a mutually acceptable independent accounting firm having knowledge and experience in the hotel, resort and casino industries.

            "CALEDONIA GROUP" means, as of any date, Caledonia and all of its Affiliates (but excluding the Company), as of such time.


                                       2
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            "CMS GROUP" means, as of any date, CMS and all of its Affiliates as of such time.

            "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "COMPANY EVENT" shall have the meaning ascribed to it in the Governance Agreement.

            "CONFIDENTIAL INFORMATION" means all records, information, reports and data concerning the RRHL Egypt Entity or the Egypt Project, whether oral or written, that is furnished to the Company or the Company's representatives, by or on behalf of the RRHL Egypt Entity including, without limitation, information furnished pursuant to Sections 4.4, 4.5 and 4.6 of this Agreement. Notwithstanding the previous sentence, the term "Confidential Information" shall not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by the Company or the Company's representatives in violation of this Agreement; or (ii) becomes available to the Company on a non-confidential basis from a source other than the RRHL Egypt Entity, which the Company reasonably believes is under no obligation of confidentiality to the RRHL Egypt Entity.

            "CONTROLLED AFFILIATE" shall mean with respect to any Person, any Affiliate thereof which is controlled by such Person.

            "EGYPT PROJECT" means all phases of the proposed integrated resort development at Port Ghalib located on the Red Sea in Egypt as contemplated under the Egypt Project Agreements and any expansions related thereto.

            "EGYPT PROJECT AGREEMENTS" shall mean those agreements relating to RRHL's involvement with the Egypt Project, substantially in the form attached hereto as Exhibit D, and any other agreement or arrangement pursuant to which any member of the RRHL Group is entitled to receive revenue, fees, income or any other form of consideration relating to its involvement with the Egypt Project, including any renewals or extensions thereof.

            "GAAP" means generally accepted accounting principles based on international accounting standards, consistently applied.

            "GROSS REVENUE" means, for any period, all revenue, fees, income or other form of consideration as generated by RRHL or any of its Affiliates from the development and management of the Egypt Project for such period as calculated in accordance with GAAP and calculated in United States Dollars (converted into United States Dollars at prevailing exchange rates, if necessary), after making provision for any withholding or deduction required pursuant to Egyptian law, including any Egyptian income tax liability that is assessed in the event that the payment pursuant to Section 4.2(a) should not be allowed as a deduction for income tax purposes.

            "GROUP" means any of the WLG Group, the Kersaf Group, the Caledonia Group, the CMS Group or the RRHL Group.

            "KERSAF GROUP" means, as of any date, Kersaf and all of its Affiliates (but excluding, for the avoidance of doubt, the Company), as of such time (including, as of the date hereof, RRHL).

            "MINIMUM YEAR ONE SALE" shall have the meaning ascribed to it in the Governance Agreement.

            "MINIMUM YEAR ONE SALE DATE" shall have the meaning ascribed to it in the Governance Agreement.

            "PERSON" means any individual, firm, partnership, company, joint stock company, corporation, partnership, trust, estate, incorporated or unincorporated association, syndicate, joint venture or organization, or any government or any department, agency or other political subdivision thereof, or any other entity, and shall include any successor of any such entity.

            "PRIOR REGISTRATION DELAY" shall have the meaning ascribed to it in the Governance Agreement.

            "RRHL EGYPT ENTITY" means the member of the RRHL Group which is entitled to receive revenue, fees, income and other forms of consideration relating to its involvement with the Egypt Project, and is designated by RRHL in accordance with Section 4.3(a).

            "RRHL GROUP" means, as of any date, RRHL and all of its Affiliates (excluding for the avoidance of doubt, the Company), as of such time.

            "REALIZATION EVENT" means:

            (a) any event or circumstance as a result of which the RRHL Egypt Entity ceases to be, directly or indirectly, a Controlled Affiliate of Kersaf;

            (b) any event or circumstance which shall affect, directly or indirectly, the right of the RRHL Egypt Entity to receive Gross Revenue including, but not limited to:

                  (i) the termination of any Egypt Project Agreements; or

                  (ii) the sale, assignment or transfer by RRHL or any of its
            Controlled Affiliates of all or part of any Egypt Project Agreements or any interest therein to any Person (other than a member of the RRHL Group); or


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                  (iii) the sale or transfer by RRHL or any of its Controlled
            Affiliates of all or any part of the Egypt Project or any interest therein to any Person (other than a member of the RRHL Group); or

            (c) Kersaf ceasing to own, directly or indirectly, a majority of each class of equity securities in the RRHL Egypt Entity or any of the Controlled Affiliates of the RRHL Egypt Entity.

            "SECURITIES ACT" means the United States Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect, from time to time.

            "SENIOR EMPLOYEE" means any person employed by the Company, the WLG Group, or the Kersaf Group as of the date hereof or hired after the date hereof whose total salary per annum is greater than or equal to one hundred fifty thousand United States Dollars ($150,000).

            "SHARES" means (a) the ordinary shares, par value $0.001 per share, of the Company (including any dividends in kind thereon), or (b) any other class of stock resulting from any reclassification, exchange, substitution, combination, stock split or reverse stock split, including in connection with any merger or otherwise, of such ordinary shares.

            "UNDERWRITER OUT" shall have the meaning ascribed to it in the Governance Agreement.

            "WLG GROUP" means, as of any date, WLG and all of its Affiliates (but excluding the Company), as of such time.

            Section 1.2 OTHER DEFINED TERMS. As used herein, the following terms shall have the meanings ascribed to them in the Section of this Agreement opposite each such term:


            Term                                       Section
            ----                                       -------
            Additional Agreements                      Recitals
            Agreement                                  Preamble
            Assignment                                 2.1
            Caledonia                                  Preamble
            Claims                                     5.1(a)
            CMS                                        Preamble
            Company                                    Preamble
            Confidential Information                   4.7
            Covered Territory                          3.1(a)


            Term                                       Section
            ----                                       -------
            Distribution                               Recitals
            Dispute                                    5.1(a)
            Existing Agreements                        Recitals
            Governance Agreement                       Recitals
            Investment Bank                            4.2(b)
            Kersaf                                     Preamble
            Management Fee Payment                     4.2(a)
            Mangalitsa                                 Preamble
            PB                                         Preamble
            Promissory Note                            4.1(b)
            Realization Event Payment                  4.2(b)
            Released Parties                           5.1(a)
            Releasing Parties                          5.1(a)
            Rosegrove                                  Preamble
            Rosegrove Agreement                        Recitals
            RRHL                                       Preamble
            RRIL                                       Preamble
            RRL                                        Preamble
            SHI                                        Preamble
            SHL                                        Preamble
            SIHL Agreement                             Recitals
            SIIL                                       Preamble
            SIIL Agreement                             Recitals
            SIIL Investors                             Preamble
            SIMLA                                      Preamble
            SINC                                       Preamble
            SK                                         Preamble
            Supplemental Agreement                     Recitals
            WLG                                        Recitals

                                   ARTICLE II
                               ASSIGNMENT OF NAME

            Section 2.1 ASSIGNMENT OF NAME. The Company shall, and shall cause its Controlled Affiliates to, WLG shall, and shall cause its Affiliates to, and SIIL shall,

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enter into the Trade Name and Trademark Agreement (contemporaneously with the execution of this Agreement) in the form of Exhibit A attached hereto (the "ASSIGNMENT").

                                  ARTICLE III
                        NON-COMPETITION; NON-SOLICITATION

            Section 3.1 COVENANT NOT TO COMPETE.

            (a) In consideration of the transactions contemplated by this Agreement and the Additional Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, following the date hereof and for a period terminating on the earliest of (i) the date on which the Kersaf Group owns less than seven and one half percent (7.5%) in the aggregate of the Shares outstanding on the date hereof, (ii) the consummation of the Minimum Year One Sale and (iii) June 30, 2002 if the Minimum One Year Sale Date has been extended because of any Underwriter Out, Company Event, Prior Registration Delay or pursuant to the last sentence of Section 5.5 of the Governance Agreement, Kersaf shall not, and shall cause its Controlled Affiliates not to, directly or indirectly engage in any hotel, resort or casino business competitive with the business of the Company, as now conducted, in any part of the world other than the mainland of the continent of Africa (the "COVERED TERRITORY"). Provided that the foregoing covenant shall not prohibit Kersaf and any of its Affiliates from (i) the holding and ownership of any Shares and (ii) purchasing, selling or owning five percent (5%) or less in the aggregate of the securities of a publicly traded corporation competitive with the Company.

            (b) In consideration of the transactions contemplated by this Agreement and the Additional Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as long as the obligations contained in Section 3.1(a) remain outstanding, each of the Company and its Controlled Affiliates, WLG and its Affiliates, and Caledonia and its Affiliates, shall not directly or indirectly engage in any hotel, resort or casino business in the mainland of the continent of Africa; PROVIDED, HOWEVER, that the Company's interest in the Egypt Project under this Agreement shall not be in violation of the foregoing provision; PROVIDED, FURTHER, that the foregoing covenant shall not prohibit the Company, any of its Controlled Affiliates, WLG and any of its Affiliates, and Caledonia and any of its Affiliates from (i) the holding and ownership of any Shares and (ii) purchasing, selling or owning five percent (5%) or less in the aggregate of the securities of a publicly traded corporation competitive with the Company.

            (c) For purposes of both Section 3.1(a) and Section 3.1(b), the phrase "directly or indirectly engage in" shall include carrying on in any capacity, having a direct or indirect equity interest in, or providing consulting, management, or advisory services, or being party to other agreements or having understandings that result in an interest in the profits or revenue of another Person, other than as a creditor, with any Person which engages in the business in question.

            (d) Notwithstanding the foregoing, upon the due execution and delivery of this Agreement and the Additional Agreements, Kersaf and its Affiliates may proceed immediately to engage in the Egypt Project; it being understood and agreed by Kersaf, however, that none of the Company, WLG or Caledonia has any obligation or commitment under the Egypt Project or anything contained in the Egypt Project Agreements.

            Section 3.2 COVENANT NOT TO SOLICIT.

            (a) For a period of two (2) years following the date hereof, Kersaf shall not, and shall cause each of its Controlled Affiliates not to, directly or indirectly, solicit or cause others to solicit any Senior Employee of the Company, the WLG Group or any of their respective Controlled Affiliates. Furthermore, during such period, Kersaf shall not, and shall cause each of its Controlled Affiliates not to, (i) hire or make any offer of employment, or cause others to hire or make any offer of employment, to any such Senior Employee or
(ii) attempt to influence, persuade or induce any such Senior Employee to terminate his employment with the Company, WLG Group or any of their respective Controlled Affiliates; PROVIDED, HOWEVER, that nothing herein shall restrict any job listing advertisements, WEB site listing or other offer of employment which is widely distributed and not specifically targeted at such Senior Employee .

            (b) For a period of two (2) years following the date hereof, the Company shall not, and shall cause each of its Controlled Affiliates not to, and WLG shall not, and shall cause each of its Affiliates not to, directly or indirectly, solicit or cause others to solicit any Senior Employee of Kersaf or any of its Affiliates. Furthermore, during such period, each of the Company and WLG shall not, and shall cause each of its respective Controlled Affiliates not to, (i) hire or make any offer of employment, or cause others to hire or make any offer of employment, to any such Senior Employee or (ii) attempt to influence, persuade or induce any such Senior Employee to terminate his employment with Kersaf or any of its Affiliates; PROVIDED, HOWEVER, that nothing herein shall restrict any job listing advertisements, WEB site listing or other offer of employment which is widely distributed and not specifically targeted at such Senior Employee .

            Section 3.3 ENFORCEMENT. If for any reason any court of competent jurisdiction shall find the provisions of this Article III unreasonable in duration or in geographic scope, the prohibition herein shall be restricted to such time and geographic areas as such court determines to be reasonable, it being the full intention of the parties that this Article III be enforceable to the full extent permitted by law, to the extent contemplated herein.

                                   ARTICLE IV
                             MONETARY CONSIDERATION

            Section 4.1 UPON EXECUTION.

            Immediately upon the execution and delivery of this Agreement, RRHL shall, or shall cause a member of its Group to, deliver to the Company the following:

            (a) three million five hundred thousand United States Dollars ($3,500,000) in immediately available funds by wire transfer to an account specified in writing by the Company; and

            (b) a promissory note in the principal amount of twelve million United States Dollars ($12,000,000) to be issued by RRHL to the Company in the form of Exhibit B attached hereto (the "PROMISSORY NOTE"). The Promissory Note shall be secured by a pledge of Shares having an aggregate value, as of the date of this Agreement, equal to twenty four million United States Dollars ($24,000,000), such pledge to be made pursuant to a pledge agreement, by and among RRHL and the Company, in the form of Exhibit C attached hereto.

            Section 4.2 EGYPT PROJECT.

            (a) RRHL shall from time to time pay to the Company in United States Dollars by wire transfer or otherwise in immediately available funds, without any withholding or deduction, an amount (the "MANAGEMENT FEE PAYMENT") equal to
(i) twenty five percent (25%) of the annual Gross Revenue up to one million four hundred thousand United States Dollars ($1,400,000), (ii) forty percent (40%) of the annual Gross Revenue in excess of one million four hundred thousand United States Dollars ($1,400,000) and up to two million eight hundred thousand United States Dollars ($2,800,000) and (iii) fifty percent (50%) of the annual Gross Revenue in excess of two million eight hundred thousand United States Dollars ($2,800,000) minus an amount equal to fifty percent (50%) of RRHL's documented and reasonable out-of-pocket expenses in acquiring the Egypt Project, (the total amount of RRHL's expenses not to exceed two hundred thousand United States dollars (US$200,000) without the prior approval of the Company (such approval not to be unreasonably withheld)); PROVIDED, HOWEVER, that such calculation shall not include any of RRHL's expenses relating to the Dispute. The Management Fee Payment shall be payable quarterly in arrears (as based upon reasonably projected annual Gross Revenue) no later than ten (10) days after receipt by the RRHL Egypt Entity of its Gross Revenues for such fiscal quarter, and in any event, within thirty (30) days after the end of each fiscal quarter of the RRHL Egypt Entity. In addition, no more than ninety (90) days following the end of each fiscal year of the RRHL Egypt Entity, each of RRHL and the Company agrees that it shall make a payment to the other in an amount equal to the difference, if any, between the Management Fee Payment as calculated for such fiscal year pursuant to the estimated Gross Revenue and the Management Fee Payment as calculated for such fiscal year pursuant to the actual Gross Revenue, as determined in good faith by RRHL in consultation with the Company.

            (b) In addition to the Management Fee Payment, upon the occurrence of a Realization Event, RRHL shall (if the Company so elects) pay to the Company in United States Dollars (i) fifty per cent (50%) of the Fair Market Value (as defined below) of the Egypt Project Agreements (the "REALIZATION EVENT PAYMENT") plus (ii) any accrued and unpaid Management Fee Payment. The Realization Event Payment shall be paid in cash by wire transfer or otherwise in immediately available funds. Realization Event Payments shall be payable in full on the consummation of any Realization Event.

            The "Fair Market Value" shall be determined by the Company and RRHL acting in good faith as the fair market value of the Egypt Project Agreements after taking account of, INTER ALIA, (i) any taxation to be suffered by RRHL and its Controlled Affiliates (including the RRHL Egypt Entity) as a consequence of the receipt of consideration in connection with the Realization Event that is attributable to the Egypt Project or the Egypt Project Agreements, (ii) any tax saving, deduction and other benefit available to RRHL or its Affiliates (including the RRHL Egypt Entity) in connection with or as a consequence of the Realization Event Payment, and (iii) any taxation to be suffered by the Company as a consequence of the receipt of the Realization Event Payment, to the intent that there shall be a fair and equitable apportionment of any taxation suffered by RRHL and its Affiliates (including the RRHL Egypt Entity) and the Company respectively (and such parties agree to cooperate so that the Realization Event Payment is made and structured in a manner which is equitable in terms of achieving a tax and fiscally efficient settlement). In the absence of a joint determination, the determination of Fair Market Value (but no other matter) shall thereupon be referred to such independent investment bank as the Company and RRHL may agree or, failing such agreement, as the Director General (or the equivalent) for the time being of the London Investment Banking Association may nominate on the application of the Company or RRHL (the "INVESTMENT BANK") for determination on the following basis:

                  (A) the Investment Bank shall be instructed to notify the Company and RRHL of its determination as soon as practicable;

                  (B) in making its determination the Investment Bank shall act as expert and not as arbitrator, its decision as to any matter referred to it for determination shall in the absence of manifest error be final and binding in all respects on the Company and RRHL and shall not be subject to question on any ground whatsoever; and

                  (C) the fees and expenses of the Investment Bank shall be borne and paid by the Company and RRHL equally.

Until the Fair Market Value shall have been agreed and determined, RRHL and the RRHL Egypt Entity shall, and shall use reasonable endeavors to cause their respective Affiliates to:

                  (1) give or procure that the Investment Bank is given access at all reasonable times to all books and records which are in the possession or under the control of the RRHL Egypt Entity or any of its Affiliates (as the case may be); and

                  (2) generally provide the Investment Bank with such other information and assistance as it may reasonably require (including access to and assistance at reasonable times from personnel employed by RRHL, the RRHL Egypt Entity or any of its Affiliates, as the case may be), in relation to the determination of the Fair Market Value.

            (c) RRHL shall give the Company prior notice in writing of any proposed Realization Event. Any such election as referred to in Section 4.2(b) must be made by the Company in writing to RRHL within ten (10) days of agreement as to or determination of the Realization Event Payment and in any event prior to the consummation of any Realization Event. In the event that no such election is made, the Company shall continue to be entitled to receive Management Fee Payments pursuant to Section 4.2(a) and RRHL shall not consummate any Realization Event unless and until RRHL's obligations with respect to the Company's rights are fully novated to and assumed by the relevant third party; the Company shall enter into any agreement reasonably necessary to novate such obligations with the relevant third party. RRHL shall not consummate a Realization Event until the earlier of (i) ten (10) days after the determination of Fair Market Value and (ii) the date the Company makes an election under
Section 4.2(b), and in any event shall not consummate a Realization Event without having complied with its obligations under this Section 4.2(c).

            (d) If the Company receives a Realization Event Payment in full, its rights to Management Fee Payments shall cease and determine (save in respect of any accrued but unpaid Management Fee Payments).

            Section 4.3 COVENANTS.

            The RRHL Group hereby covenants and agrees with the Company as follows:

            (a) RRHL shall ensure (and accordingly undertakes to the Company) that at all times a Controlled Affiliate designated by it for such purpose and notified to the Company as the RRHL Egypt Entity will be the only Affiliate of RRHL which has any rights to receive consideration under the Egypt Project Agreements or any financial interest in the Egypt Project (other than any ownership interest derived from ownership of the equity of the RRHL Egypt Entity).

            (b) Neither RRHL nor the RRHL Egypt Entity shall amend, grant any time for the performance or other indulgence, waive, supplement or otherwise modify, and will not permit or agree to any amendment, supplementation or modification of the Egypt Project Agreements, which would or would reasonably be expected to materially and adversely affect the Company's rights or adversely affect the Company's rights pursuant to Sections 4.2(a) and (b) in an amount, individually or in the aggregate, equal to or greater than five percent (5%), without the prior written consent of the Company which consent shall not be unreasonably withheld or delayed. This Section 4.3(b) is without prejudice to the rights and the limitations set forth in Sections 4.2(a) and (b).

            (c) RRHL and the Company shall cooperate and use reasonable endeavors, such endeavors not to have an adverse effect to the RRHL Groups' and RRHL Egypt Entity's overall organizational, operational, and tax management practices, to minimize any withholding tax on any Gross Revenue on which the Management Fee Payment is calculated and paid to the Company.

            Section 4.4 FINANCIAL STATEMENTS AND OTHER INFORMATION. Kersaf and/or RRHL shall procure delivery to the Company of all the following:

            (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the RRHL Egypt Entity, a copy of the audited pro forma balance sheet of the RRHL Egypt Entity's interest in the Egypt Project as of the end of such fiscal year and the related statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by the opinion of an internationally recognized independent certified public accounting firm which report shall state that such financial statements present fairly, in all material respects, on a pro forma basis, the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP;

            (b) commencing with the fiscal period ending on the end date of the first fiscal quarter of the RRHL Egypt Entity's interest in the Egypt Project that will be completed after the date hereof, as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited pro forma balance sheet of the RRHL Egypt Entity's interest in the Egypt Project, and the related statements of operations and cash flows for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the RRHL Egypt Entity, as presenting fairly, in all material respects, the financial condition, on a pro forma basis, as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP, subject to normal year-end adjustments and the absence of footnotes required by GAAP.

            Section 4.5 BOOKS OF ACCOUNT. RRHL shall keep appropriate and separate books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the RRHL Egypt Entity's interest in the Egypt Project in accordance with GAAP.

            Section 4.6 INSPECTION. Kersaf and/or RRHL shall use reasonable endeavors to, and shall use reasonable endeavors to cause the RRHL Egypt Entity and any other relevant entities not party hereto to, permit representatives of the Company (external accountants only) to visit and inspect the physical property of the Egypt Project (at the Company's expense and not more than once per calendar year), to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its respective directors, officers and independent public accountants (at the Company's expense and not more than once per calendar year), all at such reasonable times during normal business hours and as may be reasonably requested upon reasonable advance notice to RRHL, all of the foregoing solely for the purpose of verifying the accuracy of the financial information disclosed in Section 4.4.

            Section 4.7 USE OF CONFIDENTIAL INFORMATION. In connection with the rights granted to the Company in accordance with Sections 4.4, 4.5 and 4.6 hereof, the Company agrees that it shall not, and shall cause its Controlled Affiliates not to, without the prior written consent of the RRHL Egypt Entity,
(i) disclose any Confidential Information to any Person and (ii) use such Confidential Information for any purpose other than the purpose set forth in
Section 4.6 or in any way that adversely affects the RRHL Egypt Entity's commercial competitiveness.

            Section 4.8 ASSIGNMENT OF RIGHTS TO PAYMENT. In the event of the RRHL Egypt Entity failing to enforce payment to itself of the Gross Revenue or collect any other revenue, income or other payment due and payable in connection with the Egypt Project or the Egypt Project Agreements and subject to the Company notifying RRHL at least ten (10) days in advance of its intention to exercise rights pursuant to this Section 4.8 (and RRHL not within such period having corrected such failure), RRHL shall use reasonable endeavors to, and shall use reasonable endeavors to cause each member of its Group and other relevant entities not party hereto to, permit the Company and any of its Controlled Affiliates to procure payment (in the name of RRHL or any relevant member of its Group including, without limitation, the RRHL Egypt Entity if the Company so requests upon prior written notice given to RRHL), by legal redress or otherwise, of any revenue, income or other consideration that has accrued and is due and payable in respect the Egypt Project or the Egypt Project Agreements but has not been fully paid to the RRHL Egypt Entity or any of its Affiliates. For such purpose, RRHL shall or shall procure that any relevant member of its Group shall give all such information and assistance as the Company reasonably requests and act in accordance with the reasonable requirements of the Company and at the cost of the Company. Any payment realized pursuant to this Section
4.8 shall be allocated pursuant to the terms of this Agreement after reimbursement to the Company of the full amount of the documented and reasonable out-of-pocket expenses incurred in connection with any such realization efforts by the Company.

            Section 4.9 CLOSING THE EGYPT PROJECT. RRHL shall use all reasonable endeavors to close the Egypt Project on terms not materially different than the Egypt Project Agreements. Without prejudice to the foregoing obligations and this Section 4.9, Sections 4.2 through 4.8 are conditional on the RRHL Group (including, for the avoidance of doubt, the RRHL Egypt Entity) having rights or entitlements in relation to the Egypt Project. The parties hereto acknowledge that RRHL does not have any binding commitments with other participants in the Egypt Project and agree that RRHL shall have no liability or obligation for failure to close the Egypt Project so long as such reasonable endeavors are used.

                                   ARTICLE V
                               RELEASE AND WAIVER

            Section 5.1 FULL AND FINAL SETTLEMENT.

            (a) Subject to Section 5.1(b), each of the parties to this Agreement does hereby, and each shall cause each of its respective Affiliates (collectively, the "RELEASING PARTIES") to, in consideration of the transactions contemplated by this Agreement and the Additional Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, forever release and discharge each of the other parties to this Agreement and each of their respective Affiliates, and each of their past and present respective directors, officers, employees, consultants, equity holders, advisors, agents, successors and assigns (collectively, the "RELEASED PARTIES") from any and all debts, demands, actions, causes of action, suits, proceedings, agreements, contracts, judgments, damages, expense accounts, reckonings, executions, claims and liabilities whatsoever (including any or all unknown or unanticipated injuries, damages or losses) of every name and nature (except death and personal injury) arising out of, or related to or derived from (i) the SIIL Agreement, (ii) the SIHL Agreement, (iii) the Rosegrove Agreement and (iv) the dispute principally involving the Kersaf Group's entitlement to pursue the Egypt Project (the "DISPUTE") (all of the foregoing collectively, the "CLAIMS"), whether known or unknown, whether or not well founded in fact or in law, and whether in law or in equity or otherwise, whether direct or consequential, compensatory, exemplary, liquidated or unliquidated, which such Releasing Party ever had, now has, or which its legal representatives, successors, assigns, heirs, executors or administrators can, shall or may have for or by reason of any matter, cause or anything whatsoever, for all periods prior to the date hereof; PROVIDED, HOWEVER, that this Release and Waiver shall not apply to Claims by the Releasing Party, if any, for (i) the enforcement of the provisions of this Agreement and the Additional Agreements and (ii) any claims arising after the date hereof out of, or related to or derived from those provisions of clause 11 of the Rosegrove Agreement and clause 23 of the SIIL Agreement, which are expressed to survive termination and which shall continue in full force and effect.

            (b) Notwithstanding the foregoing provisions nothing contained in this Agreement or the Additional Agreements shall constitute a settlement or waiver of any rights, claims or causes of action arising from the provisions of clause 3.6 of the SIIL Agreement. Accordingly, Section 3.6 of the SIIL Agreement shall continue in full force and effect and shall be incorporated into and form part of this Agreement. Clause 3.6 reads as follows:

            "Following the Reorganisation, with effect from the Reorganisation Effective Date, SIMLA shall pay to SIMLB an increased pre-estimated, fixed contribution to SIMLB's overhead costs and structure at the rate of US$2,400,000 per annum, payable monthly in arrear, and escalating annually with effect from 1st July 1994 at the rate of 3.3 percent, per annum compound, such increase having been agreed in the light of increases in SIMLB's costs as a result of the novation of the Mauritius Management Contracts and the New Le Galawa Agreement and so that SIMLB shall be responsible for all costs incurred after the Reorganisation Effective Date and not recoverable from SRL or WLHC in relation to the Mauritius Management Contracts and the New Le Galawa Agreement."

            All rights of SIIL, if any, under or in respect of such provisions shall accrue, as from the date hereof, for the benefit of the Company, are hereby assigned to the Company and, accordingly, shall be exercisable by the Company in place of SIIL. Words defined in the SIIL Agreement have the same meaning in such clause. In connection with the interpretation of such clause, regard may be had to the full terms and intent of the SIIL Agreement (including, without limitation, any capitalized terms used in the immediately preceding paragraph but not otherwise defined in that paragraph) which shall continue in full force and effect to the extent necessary to give effect to this provision.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

            Section 6.1 REPRESENTATIONS AND WARRANTIES BY THE PARTIES. Each of the parties hereby severally represents and warrants to, and agrees as to itself and with each of the other parties, as follows:

            (a) ORGANIZATION OF THE PARTIES. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to conduct its business as it is presently being conducted.

            (b) AUTHORIZATION. It has all necessary organizational power and authority and has taken all organizational action necessary to enter into, and perform its obligations under this Agreement, each of the Additional Agreements to which it is a party, and the other transactions contemplated hereunder and thereunder, respectively. This Agreement and the Additional Agreements have been duly executed and delivered by it and constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their terms.

            (c) NO CONFLICT OR VIOLATION. Neither the execution and delivery of this Agreement and each of the Additional Agreements nor the consummation of the transactions contemplated hereby or thereby by it will result in (i) a violation of or a conflict with any provision of the charter or bylaws or other organizational documents of it, (ii) a breach of or a default under any contract to which it is a party or by which it is bound, or (iii) a violation by it of any law, rule, regulation, order, judgment, or award, which violation would adversely affect its ability to consummate the transactions contemplated hereby and thereby.

            (d) GOVERNMENTAL CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, is required to be made or obtained by it that has not been obtained or made in connection with the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby.

            (e) DISCLAIMER OF OTHER REPRESENTATION. Except as set forth in this
Section 6.1, it makes no representations or warranties, expressed or implied, to any of the other parties in connection with the transactions contemplated hereby.

                                  ARTICLE VII
                               GENERAL PROVISIONS

            Section 7.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing and shall be given (and shall be deemed to have been given upon receipt) if delivered in person or sent by facsimile, telegram, telex, by registered or certified mail (postage prepaid, return receipt requested) or by an internationally recognized overnight courier to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this
Section 7.1):

            if to the Company, to:

                  SUN INTERNATIONAL HOTELS LIMITED
                  P.O. Box N-4777
                  Nassau, The Bahamas
                  Attention:  Charles D. Adamo, Esq.
                  Facsimile:  (242) 363-4581

            with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, NY  10019-6064
                  Attention:  Kenneth M. Schneider, Esq.
                  Facsimile:  (212) 757-3990

            if to Kersaf, to:

                  KERSAF INVESTMENTS LIMITED
                  3 Sandown Valley Crescent
                  Sandown, Sandton
                  Republic of South Africa
                  Attention:  The Company Secretary
                  Facsimile: 010 27 11 783 7446
            with a copy to:

                  c/o Badgemore House
                  Gravel Hill
                  Henley-on-Thames  RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 576526

            if to SINC, to:

                  SUN INTERNATIONAL INC.
                  c/o Franco & Franco
                  Torro Universal
                  Avenue Federico Boyd
                  Piso no. 12 (Penthouse)
                  Panama 5, Republic of Panama
                  Attention:  Mr. R.R. Franco
                  Facsimile: +507 263 8051

            with a copy to:

                  c/o Badgemore House
                  Gravel Hill
                  Henley-on-Thames  RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 576526

            if to SHI, to:

                  SUN HOTELS INTERNATIONAL
                  35 St. Thomas Street
                  London SE1 9SN
                  Attention:  P. F. Robinson
                  Facsimile: 020 7378 0647

            with a copy to:

                  c/o Badgemore House
                  Gravel Hill
                  Henley-on-Thames  RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 576526
            if to RRHL, to:

                  ROYALE RESORTS HOLDINGS LIMITED
                  Clarendon House
                  Church Street
                  Hamilton HM DX, Bermuda
                  Attention:  The Company Secretary
                  Facsimile:  0101 809 2 924720

            with a copy to:

                  c/o Badgemore House
                  Gravel Hill
                  Henley-on-Thames  RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 576526

            if to RRIL, to:

                  ROYALE RESORTS INTERNATIONAL LIMITED
                  Clarendon House
                  Church Street
                  Hamilton HM DX, Bermuda
                  Attention:  The Company Secretary
                  Facsimile:  001 809 2 924720

            with a copy to:

                  c/o Badgemore House
                  Gravel Hill
                  Henley-on-Thames  RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 576526

            if to SHL, to:

                  SUN HOTELS LIMITED
                  Clarendon House
                  Church Street
                  Hamilton HM DX, Bermuda
                  Attention:  The Company Secretary
                  Facsimile: 001 441 2 924 720
            with a copy to:

                  c/o Norton Rose
                  Kempson House, Camomile Street
                  London EC3A 7AN
                  Attention:  Christopher Pearson
                  Facsimile:  0207 283 6500

            if to WLG, to:

                  WORLD LEISURE GROUP LIMITED
                  c/o Trident Trust Company Limited
                  PO Box 146, Road Town
                  Tortola, British Virgin Islands
                  Attention:  The Company Secretary
                  Facsimile: 0101 809 494 3754

            with a copy to:

                  c/o Norton Rose
                  Kempson House, Camomile Street
                  London EC3A 7AN
                  Attention:  Christopher Pearson
                  Facsimile:  0207 283 6500

            if to WLI, to:

                  WORLD LEISURE INVESTMENTS LIMITED
                  Clarendon House, Church Street
                  Hamilton HM DX, Bermuda
                  Attention:  The Company Secretary
                  Facsimile:

            with a copy to:

                  c/o Norton Rose
                  Kempson House, Camomile Street
                  London EC3A 7AN
                  Attention:  Christopher Pearson
                  Facsimile:  0207 283 6500
            if to Caledonia, to:

                  CALEDONIA INVESTMENTS PLC
                  Cayzer House
                  1 Thomas More Street
                  London E1W 1YB
                  Attention:  The Company Secretary
                  Facsimile:  020 7488 0896

            with a copy to:

                  Freshfields Bruckhaus Deringer
                  65 Fleet Street
                  London  EC4Y 1HS
                  Attention:  Jonathan Rees
                  Facsimile:  0207 832 7001

            if to SK, to:

                  SOLOMON KERZNER
                  Ibstone House, Ibstone
                  Nr. High Wycombe
                  Buckinghamshire, HP14 3YA
                  Attention:  Solomon Kerzner
                  Facsimile: 01491 638807

            with a copy to:

                  c/o Norton Rose
                  Kempson House, Camomile Street
                  London EC3A 7AN
                  Attention:  Christopher Pearson
                  Facsimile:  0207 283 6500

            if to PB, to:

                  PETER BUCKLEY
                  c/o Caledonia Investments plc
                  Cayzer House
                  1 Thomas More Street
                  London E1W 1YB
                  Attention:  Peter Buckley
                  Facsimile:  020 7488 0896
            with a copy to:

                  Freshfields Bruckhaus Deringer
                  65 Fleet Street
                  London  EC4Y 1HS
                  Attention:  Jonathan Rees
                  Facsimile:  0207 832 7001

            if to DAH, to:

                  DEREK AUBREY HAWTON
                  c/o Kersaf Investments Limited
                  3 Sandown Valley Crescent
                  Sandown, Sandton
                  Republic of South Africa
                  Attention:  The Company Secretary
                  Facsimile: 010 27 11 783 7446

            with a copy to:

                  c/o Badgemore House
                  Gravel Hill
                  Henley-on-Thames  RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 576526

            if to SIMLA, to:

                  SUN INTERNATIONAL MANAGEMENT LIMTED
                  Clarendon House
                  Church Street
                  Hamilton HM DX, Bermuda
                  Attention:  The Company Secretary
                  Facsimile: 00 44 1784 6154

            with a copy to:

                  c/o Badgemore House
                  Gravel Hill
                  Henley-on-Thames  RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 576526
            if to SIMLB, to:

                  SUN INTERNATIONAL MANAGEMENT LIMITED
                  c/o Trident Trust Company
                  P. O. Box 146, Road Town
                  Tortola, British Virgin Islands
                  Attention:  The Company Secretary
                  Facsimile:  0101 809 4943754

            with a copy to:

                  c/o Badgemore House
                  Gravel Hill
                  Henley-on-Thames  RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 576526

            if to SIMLC, to:

                  SUN INTERNATIONAL MANAGEMENT (UK) LIMITED
                  Badgemore House
                  Gravel Hill
                  Henley on Thames, RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 638807

            if to Rosegrove, to:

                  ROSEGROVE LIMITED
                  c/o Codan Trust Company (BVI) Limited
                  Romasco Place,
                  Wickhams Cay 1, P.O. Box 3140 Road Town
                  Tortola, British Virgin Islands
                  Attention:  Codan Management (BVI) Limited
                  Facsimile:  284 494 4929

            with a copy to:

                  Freshfields Bruckhaus Deringer
                  65 Fleet Street
                  London EC4Y 1HS
                  Attention:  Jonathan Rees
                  Facsimile:  0207 832 7001
            if to SIIL, to:

                  SUN INTERNATIONAL INVESTMENTS LIMTED
                  c/o Trident Trust Company Limited
                  PO Box 146, Road Town
                  Tortola, British Virgin Islands
                  Attention:  The Company Secretary
                  Facsimile: 0101 809 494 3754

            with a copy to:

                  c/o Badgemore House
                  Gravel Hill
                  Henley-on-Thames  RG9 4NR
                  Attention:  The Company Secretary
                  Facsimile:  01491 576526

            if to Mangalitsa, to:

                  MANGALITSA LIMITED
                  Sandringham House
                  83 Shirley Street
                  PO Box N3247
                  Nassau, Bahamas
                  Attention:  Surinder Deal
                  Facsimile: 242 328 6919

            with a copy to:

                  Freshfields Bruckhaus Deringer
                  65 Fleet Street
                  London EC4Y 1HS
                  Attention:  Jonathan Rees
                  Facsimile:  0207 832 7001

            if to HIHL, to:

                  HOG ISLAND HOLDINGS LIMITED
                  41 Cedar Avenue
                  P.O. Box HM1179 Hamilton
                  Bermuda
                  Attention:  James Keyes
                  Facsimile:  441 292 8666
            with a copy to:

                  Freshfields Bruckhaus Deringer
                  65 Fleet Street
                  London EC4Y 1HS
                  Attention:  Jonathan Rees
                  Facsimile:  0207 832 7001

            if to CMS, to:

                  CEMENT MERCHANTS SA
                  P.O. Box 777
                  Steinort 175
                  FL-9497 Triesenberg
                  Principality of Liechtenstein
                  Attention:  The Company Secretary
                  Facsimile:  423 262 7989

            Section 7.2 ENTIRE AGREEMENT; CONFLICTS. This Agreement and the Additional Agreements, together with all exhibits and schedules hereto and thereto, respectively, constitute the entire agreement among the parties pertaining to the subject matter of this Agreement and the Additional Agreements and (save to the extent expressly provided otherwise in this Agreement or such Additional Agreements) supersede all prior agreements, understandings, negotiations, disclosures, and discussions, whether oral or written, of the parties. No purported variation of this Agreement and the Additional Agreements, together with all exhibits and schedules hereto and thereto, shall be effective unless made in writing between the parties. Additionally, except as provided in
Section 5.1(b), in particular, if there is any conflict between the provisions of this Agreement and the Additional Agreements and the Existing Agreements, the provisions of this Agreement and the Additional Agreements shall prevail.

            Section 7.3 EXPENSES. The parties shall pay their own fees and expenses, including their own attorneys' fees, incurred in connection with this Agreement, the Additional Agreements, any transaction contemplated hereby and thereby and the Dispute; PROVIDED, HOWEVER, that contemporaneously with the execution of this Agreement, Kersaf shall, or shall cause a member of its Group to, make a fixed contribution to the Caledonia Group in the amount of 100,000 British pounds in connection with the Caledonia Group's preparation and completion of any formal agreements.

            Section 7.4 REMEDIES TO BE CUMULATIVE. No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy available at law, in equity, by statute or otherwise. Each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election by any party to pursue one or more of such remedies shall not constitute a waiver by such party of the right to pursue any other available remedy.

            Section 7.5 WAIVERS. A party's failure to insist on strict performance of any provision of this Agreement shall not be deemed to be a waiver thereof or of any right or remedy for breach of a like or different nature. Subject as aforesaid, no waiver shall be effective unless specifically made in writing and signed by a duly authorized officer of the party granting such waiver.

            Section 7.6 CONFIDENTIALITY. Except to the extent required by law or by any relevant securities exchange or any relevant national or regulatory authority, each of the parties agrees and covenants that it shall not, and that it shall not permit its respective Affiliates to, issue any press release or make any public statements about the transactions contemplated by this Agreement or the Additional Agreements, or the negotiation of such related transactions. In addition, the Company, on the one hand, and the SIIL Investors, on the other hand, agree to consult with each other with respect to any press release, circulars or otherwise making any public statements with respect to the transactions contemplated by this Agreement or the Additional Agreements, or the negotiation of such related transactions.

            Section 7.7 FURTHER ASSURANCES. After the execution and delivery of this Agreement, the parties shall, and shall cause each of their respective Affiliates to, take such actions and execute and deliver to any of the other parties such further agreements as any of the parties may reasonably request to carry out, evidence and confirm the transactions contemplated by this Agreement.

            Section 7.8 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Except as expressly provided herein, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement.

            Section 7.9 CHOICE OF LAW; SUBMISSION TO JURISDICTION AND ADDRESS FOR SERVICE. This Agreement shall be governed by and interpreted in accordance with English law. The parties hereby irrevocably submit to the non-exclusive jurisdiction of the High Court of Justice in England, and this Agreement may be enforced in any court of competent jurisdiction. Each Party shall at all times maintain an agent for service of process in England and:

            (a) Each of the Company, WCI, SHL, WLG, SK, SIMLB and SIIL hereby irrevocably authorizes and appoints SIMLC (or such other person resident in England, as such party may as regards itself by notice to all other parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on SIMLC (or such substitute) shall be deemed to be service on the party concerned;

            (b) Each of Kersaf, RRHL, SIMLA, SINC, SHI and RRIL hereby irrevocably authorizes and appoints Berwin Leighton Paisner (or such other person resident in England, as such party may as regards itself by notice to all other parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on Berwin Leighton Paisner (or such substitute) shall be deemed to be service on the party concerned;

            (c) Each of Caledonia, Rosegrove, Mangalitsa and HIHL hereby irrevocably authorizes and appoints Freshfields Bruckhaus Deringer (marked for the attention of the Department Managing Partner, Litigation, Ref: RHCC) (or such other person resident in England, as such party may as regards itself by notice to all other parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on Freshfields Bruckhaus Deringer (or such substitute) shall be deemed to be service on the party concerned; and

            (d) CMS hereby irrevocably authorizes and appoints Cameron McKenna (or such other person resident in England, as such party may as regards itself by notice to all other parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on Cameron McKenna (or such substitute) shall be deemed to be service on the party concerned.

            Section 7.10 COUNTERPARTS; EFFECTIVENESS. This Agreement may be entered into in any number of counterparts and by the Parties to it on separate counterparts, each of which when executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

            Section 7.11 SPECIFIC PERFORMANCE. The parties hereto (and any Person who agrees to be bound hereby pursuant to the terms hereof) acknowledge and agree that their respective remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, agree that, in the event of a breach or threatened breach by any other party (or any of such Persons) of the provisions of this Agreement, in addition to any remedies at law, they shall, respectively, without posting any bond, be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

            Section 7.12 NO THIRD PARTY BENEFICIARIES. A Person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available other than under that Act.

            Section 7.13 SEVERABILITY. If any term or provision of this Agreement or the application of any provision hereof to any party hereto or set of circumstances is held invalid or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part thereof shall to that extent be deemed not to form a part of this Agreement but the remainder of this Agreement and the application of such provision to the other parties hereto or sets of circumstances shall not be affected, unless the provisions held invalid or unenforceable shall substantially impair the benefits of the remaining portions of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                             /s/ Charles D. Adamo
EXECUTED as a DEED by               )        -----------------------------------
SUN INTERNATIONAL HOTELS            )        Director
LIMITED                             )        /s/ John R. Allison
in the presence of:                 )        -----------------------------------
                                             Director


                                             /s/
EXECUTED as a DEED by               )        -----------------------------------
SUN INTERNATIONAL HOTELS            )        Director
LIMITED                             )
in the presence of:                 )        -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
SUN INTERNATIONAL INVESTMENTS       )        -----------------------------------
LIMITED                             )        Director
in the presence of:                 )

                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
WORLD LEISURE GROUP LIMITED         )        -----------------------------------
in the presence of:                 )        Director

                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
SUN INTERNATIONAL INVESTMENTS       )        -----------------------------------
LIMITED                             )        Director
in the presence of:                 )

                                             -----------------------------------
                                             Director

EXECUTED as a DEED by               )        /s/
WORLD LEISURE GROUP LIMITED         )        -----------------------------------
in the presence of:                 )        Director

                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
SUN INTERNATIONAL INVESTMENTS       )        -----------------------------------
LIMITED                             )        Director
in the presence of:                 )
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
KERSAF INVESTMENTS LIMITED          )        -----------------------------------
in the presence of:                 )        Director

                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
SUN INTERNATIONAL INVESTMENTS       )        -----------------------------------
LIMITED                             )        Director
in the presence of:                 )
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
CALEDONIA INVESTMENTS PLC           )        -----------------------------------
in the presence of:                 )        Director

                                             /s/
                                             -----------------------------------
                                             Director

EXECUTED as a DEED by               )        /s/
ROSEGROVE LIMITED                   )        -----------------------------------
in the presence of:                 )        Director

                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )
ROSEGROVE LIMITED                   )        -----------------------------------
in the presence of:                 )        Director

                                             /s/
                                             -----------------------------------
                                             Alternate Director


EXECUTED as a DEED by               )        /s/
ROYALE RESORTS HOLDINGS             )        -----------------------------------
LIMITED                             )        Director
in the presence of:                 )
                                             /s/
                                             -----------------------------------
                                             Authorized Representative


EXECUTED as a DEED by               )        /s/
ROYALE RESORTS INTERNATIONAL        )        -----------------------------------
LIMITED                             )        Director
in the presence of:                 )
                                             /s/
                                             -----------------------------------
                                             Authorized Representative


EXECUTED as a DEED by               )        /s/
SUN INTERNATIONAL INC.              )        -----------------------------------
in the presence of:                 )        Authorized Representative

                                             /s/
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
SUN HOTELS INTERNATIONAL            )        -----------------------------------
in the presence of:                 )        Director

                                             /s/
                                             -----------------------------------
                                             Authorized Representative

EXECUTED as a DEED by               )        /s/
SUN HOTELS LIMITED                  )        -----------------------------------
in the presence of:                 )        Director

                                             /s/
                                             -----------------------------------
                                             Authorized Representative


EXECUTED as a DEED by               )        /s/
WORLD LEISURE INVESTMENTS           )        -----------------------------------
LIMITED                             )        Director
in the presence of:                 )
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
SOLOMON KERZNER                     )        -----------------------------------
in the presence of:                 )        Director

                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
SUN INTERNATIONAL MANAGEMENT        )        -----------------------------------
LIMITED ("SIMLA")                   )        Authorized Representative
in the presence of:                 )
                                             /s/
                                             -----------------------------------
                                             Authorized Representative


EXECUTED as a DEED by               )        /s/
CEMENT MERCHANTS SA                 )        -----------------------------------
in the presence of:                 )        Director

                                             /s/
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
SUN INTERNATIONAL MANAGEMENT        )        -----------------------------------
LIMITED ("SIMLB")                   )        Director
in the presence of:                 )
                                             -----------------------------------
                                             Director

EXECUTED as a DEED by               )        /s/
SUN INTERNATIONAL MANAGEMENT        )        -----------------------------------
(UK) LIMITED ("SIMLC")              )        Director
in the presence of:                 )
                                             /s/
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
MANGALITSA LIMITED                  )        -----------------------------------
in the presence of:                 )        Director

                                             /s/
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
HOG ISLAND HOLDINGS LIMITED         )        -----------------------------------
in the presence of:                 )        Director

                                             /s/
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
PETER BUCKLEY                       )        -----------------------------------
in the presence of:                 )        Director

                                             /s/
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by               )        /s/
DEREK AUBREY HAWTON                 )        -----------------------------------
in the presence of:                 )        Director

                                             /s/
                                             -----------------------------------
                                             Director

                                                                  EXECUTION COPY

================================================================================


                               OMNIBUS AGREEMENT,



                                  by and among,



                        SUN INTERNATIONAL HOTELS LIMITED,

                      SUN INTERNATIONAL INVESTMENTS LIMITED

                          WORLD LEISURE GROUP LIMITED,

                           KERSAF INVESTMENTS LIMITED,

                            CALEDONIA INVESMENTS PLC,

                               ROSEGROVE LIMITED,

                        ROYALE RESORTS HOLDINGS LIMITED,

                      ROYALE RESORTS INTERNATIONAL LIMITED,

                             SUN INTERNATIONAL INC.,

                            SUN HOTELS INTERNATIONAL,

                               SUN HOTELS LIMITED,

                       WORLD LEISURE INVESTMENTS LIMITED,

                                SOLOMON KERZNER,

                                 PETER BUCKLEY,

                              DEREK AUBREY HAWTON,

                 SUN INTERNATIONAL MANAGEMENT LIMITED ("SIMLA"),

                              CEMENT MERCHANTS SA,

                 SUN INTERNATIONAL MANAGEMENT LIMITED ("SIMLB"),

              SUN INTERNATIONAL MANAGEMENT (UK) LIMITED ("SIMLC"),

                           HOG ISLAND HOLDINGS LIMITED

                                       and

                               MANGALITSA LIMITED



                                  -------------
                                  July 3, 2001
                                  -------------


================================================================================

                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----

ARTICLE I DEFINITIONS..................................................2
      Section 1.1 Defined Terms........................................2
      Section 1.2 Other Defined Terms..................................5

ARTICLE II ASSIGNMENT OF NAME..........................................6
      Section 2.1 Assignment of NameThe Company shall, and shall cause its Controlled Affiliates to, WLG shall, and shall
                  cause its Affiliates to, and SIIL shall,.............6
      Section 2.1 enter into the Trade Name and Trademark Agreement
                  (contemporaneously with the execution of this Agreement) in the form of Exhibit A attached hereto
                  (the "Assignment")...................................7

ARTICLE III NON-COMPETITION; NON-SOLICITATION..........................7
      Section 3.1 Covenant Not To Compete..............................7
      Section 3.2 Covenant Not to Solicit..............................8
      Section 3.3 Enforcement..........................................8

ARTICLE IV MONETARY CONSIDERATION......................................9
      Section 4.1 Upon Execution.......................................9
      Section 4.2 Egypt Project........................................9
      Section 4.3 Covenants...........................................11
      Section 4.4 Financial Statements and Other Information..........12
      Section 4.5 Books of Account....................................12
      Section 4.6 Inspection..........................................12
      Section 4.7 Use of Confidential Information.....................13
      Section 4.8 Assignment of Rights to Payment.....................13
                  ....................................................13
      Section 4.9 Closing the Egypt Project ..........................13

ARTICLE V RELEASE AND WAIVER..........................................14
      Section 5.1 Full and Final Settlement...........................14

ARTICLE VI REPRESENTATIONS AND WARRANTIES.............................15
      Section 6.1 Representations and Warranties by the Parties.......15

ARTICLE VII GENERAL PROVISIONS........................................16
      Section 7.1 Notices.............................................16
      Section 7.2 Entire Agreement; Conflicts.........................24
      Section 7.3 Expenses............................................24
      Section 7.4 Remedies to be Cumulative...........................24
      Section 7.5 Waivers.............................................25
      Section 7.6 Confidentiality.....................................25
      Section 7.7 Further Assurances..................................25
      Section 7.8 Successors and Assigns..............................25

      Section 7.9  Choice of Law; Submission to Jurisdiction and
                   Address for Service................................25
      Section 7.10 Counterparts; Effectiveness........................26
      Section 7.11 Specific Performance...............................26
      Section 7.12 No Third Party Beneficiaries.......................26
      Section 7.13 Severability.......................................26